UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
October 14, 2014
RAYONIER ADVANCED MATERIALS INC.
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER ADVANCED MATERIALS INC.

ITEM 1.01	Entry into a Material Definitive Agreement

On October 14, 2014, a subsidiary of the Company, Rayonier Performance Fibers, LLC, (“RPF”), and Nantong Cellulose Fibers Co., Ltd. (“Nantong”) entered into that certain Amendment to Cellulose Specialties Agreement, dated effective as of December 31, 2014 (the “Amendment”), amending in certain respects that certain Cellulose Specialties Agreement, dated effective as of January 1, 2012, between RPF and Nantong.

The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Amendment. The omitted material will be included in the request for confidential treatment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment. A redacted copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment to Cellulose Specialties Agreement, dated effective as of December 31, 2014, between Nantong Cellulose Fibers Co., Ltd. and Rayonier Performance Fibers, LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc.

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel
and Corporate Secretary
October 20, 2014

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
10.1	Amendment to Cellulose Specialties Agreement, dated effective as of December 31, 2014, between Nantong Cellulose Fibers Co., Ltd. and Rayonier Performance Fibers, LLC.	Filed herewith.

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